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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 APRIL 28, 2003
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)


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
                           MARYLAND                                                       36-3857664
(State or other jurisdiction of incorporation or organization)               (I.R.S. Employer Identification No.)

         TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                                       60606
           (Address of principal executive offices)                                       (Zip Code)
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                                 (312) 279-1400
              (Registrant's telephone number, including area code)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Manufactured Home Communities, Inc. press release dated April 22, 2003 "MHC Reports First Quarter Results".

ITEM 12.          DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 22, 2003, Manufactured Home Communities, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2003. This information is furnished as Exhibit 99.1 under this Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.



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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                             MANUFACTURED HOME COMMUNITIES, INC.




                             BY: /s/ John M. Zoeller
                                 -----------------------
                                 John M. Zoeller
                                 Vice President, Treasurer and
                                   Chief Financial Officer

                             BY: /s/ Mark Howell
                                 -----------------------
                                 Mark Howell
                                 Principal Accounting Officer and
                                   Assistant Treasurer




DATE:      April 28 2003
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